              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                               ON OCTOBER 7, 2002
                        REGISTRATION NO. 333-[_________]

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                         ------------------------------

                            ON TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  DELAWARE                               04-3162846
                  --------                               ----------
       (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)

                                  WALTHAM WOODS
                          880 WINTER STREET, BUILDING 4
                             WALTHAM, MA 02451-1449
                       ---------------------------------
               (Address of Principal Executive Offices; Zip Code)
                         ------------------------------

                          2002 Employee and Consultant
                         Stock Option and Incentive Plan
                            (Full title of the plan)
                         ------------------------------

          ROBERT L. DORETTI                            COPIES TO:
      ON TECHNOLOGY CORPORATION                     GABOR GARAI, ESQ.
            WALTHAM WOODS                     EPSTEIN BECKER & GREEN, P.C.
    880 WINTER STREET, BUILDING 4           111 HUNTINGTON AVENUE, 26TH FLOOR
       WALTHAM, MA 02451-1449                       BOSTON, MA 02199
           (781) 487-3300                            (617) 342-4000

 (Name, address and telephone number, including area code, of agent for service)

================================================================================

                                             CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------

            TITLE OF EACH
              CLASS OF
             SECURITIES                                   PROPOSED MAXIMUM    PROPOSED MAXIMUM
                TO BE                    AMOUNT TO BE    OFFERING PRICE PER      AGGREGATE           AMOUNT OF
             REGISTERED                 REGISTERED (1)          SHARE          OFFERING PRICE    REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
   Common Stock, $0.01 par value,
   subject to outstanding options
 issued under the 2002 Employee and
     Consultant Stock Option and
           Incentive Plan               23,500 Shares         $1.85(2)            $43,475              $4.00
--------------------------------------------------------------------------------------------------------------------

Common Stock, $0.01 par value, to be
 issued under the 2002 Employee and
     Consultant Stock Option and
           Incentive Plan              1,576,500 Shares       $2.19(3)           $3,452,535           $317.64
--------------------------------------------------------------------------------------------------------------------
 TOTAL.......................................................................................         $321.64
--------------------------------------------------------------------------------------------------------------------

1. Pursuant to Rule 416 under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate amount of plan interests to be offered or sold pursuant to the employee benefit plan described herein.

2. Calculated in accordance with Rule 457(h) under the Securities Act of 1933, as amended. Such computation is based on the weighted average exercise price of $1.85 per share for shares subject to existing options outstanding as at October 1, 2002.

3. Calculated in accordance with Rule 457(c) under the Securities Act of 1933, as amended. Such calculation is estimated solely for the purpose of calculating the registration fee, and is based on the average of the high and low prices of the Common Stock of the Registrant on the NASDAQ National Market on October 1, 2002.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The information required by Part I is included in documents sent or given to participants in the ON Technology Corporation's 2002 Employee and Consultant Stock Option and Incentive Plan.

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     ON Technology Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission").

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Commission on March 26, 2002, as amended on Form 10-K/A filed with the Commission on April 1, 2002.

     (b) The Registrant's Current Report on Form 8-K filed with the Commission on April 4, 2002.

     (c) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002 filed with the Commission on May 14, 2002.

     (d) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002 filed with the Commission on August 13, 2002.

     (e) The description of the Registrant's common stock contained in its Registration Statement on Form 8-A filed with the Commission on August 1, 1995, and any amendment or report filed with the Commission for the purposes of updating such description.

     All reports filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the Delaware General Corporation Law permits a corporation to include in its charter documents and in agreements between the corporation and its directors and officers provisions expanding the scope of indemnification beyond that specifically provided by the current law.

     Article IX of the Registrant's Amended and Restated Certificate of Incorporation provides for the indemnification of directors to the fullest extent permitted under Delaware law.

     Article VI of the Registrant's By-laws provides for the indemnification of officers, directors and third parties acting on behalf of the corporation to the fullest extent permitted under the Delaware General Corporation Law.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

     Not applicable.

ITEM 8.  EXHIBITS

     The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.

ITEM 9.  UNDERTAKINGS

     (a) The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (i) and (ii) above shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or

Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the Securities Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 2002 Employee and Consultant Stock Option and Incentive Plan.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 7th day of October, 2002.

                            ON TECHNOLOGY CORPORATION

                            By:   /s/ STEVEN R. WASSERMAN
                               --------------------------------
                               Steven R. Wasserman, Chief Financial Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Robert L. Doretti and Steven R. Wasserman their attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), to sign any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutions, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE                                     TITLE                             DATE

                                              Chairman of the Board and
    /s/ ROBERT L. DORETTI                     Chief Executive Officer           October 7, 2002
-----------------------------------
Robert L. Doretti

                                              Chief Financial Officer and
    /s/ STEVEN R. WASSERMAN                   Vice President                    October 7, 2002
-----------------------------------
Steven R. Wasserman

    /s/ ROBERT P. BADAVAS                     Director                          October 7, 2002
-----------------------------------
Robert P. Badavas

    /s/ JOHN CASSARINI                        Director                          October 7, 2002
-----------------------------------
John Cassarini

    /s/ PAUL C. O'BRIEN                       Director                          October 7, 2002
-----------------------------------
Paul C. O'Brien

    /s/ LOUIS J. RUPNIK                       Director                          October 7, 2002
-----------------------------------
Louis J. Rupnik


                                  EXHIBIT INDEX

Exhibit No.  Description

4.1 2002 Employee and Consultant Stock Option and Incentive Plan (incorporated herein by reference to the Registrant's Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2002, as filed with the Commission on August 13, 2002).

5.1          Opinion of Epstein Becker & Green, P.C., counsel to the Registrant.

23.1         Consent of Epstein Becker & Green, P.C. (included in Exhibit 5.1).

23.2         Consent of Arthur Andersen LLP*

24.1 Power of Attorney, ON Technology Corporation (included in signature page to this Registration Statement).



-------------

* After reasonable efforts, the Registrant has not been able to obtain the consent of Arthur Anderson LLP to the incorporation in this Registration Statement of their report with respect to the Registrant's consolidated financial statements, which appeared in the Registrant's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission on March 26, 2002, as amended in the Registrant's Amendment No. 1 to Form 10-K on Form 10-K/A filed with the Securities and Exchange Commission on April 1, 2002. Under these circumstances, Rule 437(a) under the Securities Act of 1933, as amended, permits this Registration Statement to be filed without a written consent from Arthur Anderson LLP. Because Arthur Anderson LLP has not consented to the incorporation by reference of their report into this Registration Statement, no person will be able to assert claims against Arthur Anderson LLP under Section 11 of the Securities Act of 1933, as amended, for any untrue statement of a material fact contained in the Registrant's consolidated financial statements for the year ended December 31, 2001 or for any omissions to state a material fact required to be stated therein. In addition, the ability of Arthur Andersen LLP to satisfy any claims (including claims arising from Arthur Andersen LLP's provision of auditing and other services to the Registrant) may be limited as a practical matter due to recent events involving Arthur Andersen LLP.